UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 7, 2015
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events

On July 7, 2015, at a meeting of the Board of Directors of Rovi Corporation (“Rovi” or the “Company”), the Board unanimously elected James E. Meyer as Chairman of the Board and unanimously constituted the membership of the Board’s committees as follows:

Audit Committee: Alan Earhart (Chair), Steve Lucas and Ruthann Quindlen

Compensation Committee: Glenn Welling (Chair), Steve Lucas and James E. Meyer

Corporate Governance & Nominating Committee: James E. Meyer (Chair), Alan Earhart and
Raghavendra Rau

The committee memberships above bring the Company’s Audit and Compensation Committees back into compliance with the Nasdaq Stock Market listing rules, and the Company is notifying The Nasdaq Stock Market of this action.

On July 8, 2015, Rovi issued a press release that announced the above actions, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated July 8, 2015, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation (Registrant)

Date: July 8, 2015	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
EVP and General Counsel